UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2016

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, on April 29, 2016, Community Health Systems, Inc. (the “Company”) completed the spin-off of Quorum Health Corporation (“QHC”) through the distribution of 100% of the outstanding common stock, par value $.0001 per share, of QHC, to Company stockholders (the “Spin-Off”). As a result of the Spin-Off, a pension plan sponsored by a subsidiary of the Company experienced a change in contributing sponsor or controlled group, which is a “reportable event” pursuant to section 4043(c) of the Employee Retirement Income Protection Act of 1974, as amended (“ERISA”) requiring notice to the Pension Benefit Guaranty Corporation (“PBGC”). As permitted by applicable regulations of the PBGC, specifically, 29 CFR § 4043.29, the Company is filing this Current Report on Form 8-K in order to satisfy the public company notice waiver with respect to the reportable event. Pursuant to PGBC guidance, set forth below is the information required by the PBGC in order to satisfy the public company notice waiver.

•	Plan Name: CHS/Community Health Systems, Inc. Retirement Income Plan (the “Plan”)

•	Brief description of the pertinent facts relating to the event: In connection with the Spin-Off, the Company and QHC entered into a separation and distribution agreement on April 29, 2016, pursuant to which several entities ceased to be subsidiaries of the Company and CHS/Community Health Systems, Inc., a direct subsidiary of the Company and sponsor of the Plan, and became subsidiaries solely of QHC.

•	Date of the event: April 29, 2016

•	Type of event: Change in contributing sponsor or controlled group

•	Description of the change in the plan’s controlled group structure: As a result of the Spin-Off, the entities listed below under “QHC Controlled Group” are no longer members of the Company’s controlled group and are now members of the QHC controlled group.

•	Name of each plan maintained by any member of the plan’s old and new controlled groups, its contributing sponsor(s) and EIN/PN: Before the Spin-Off, the following defined benefit pension plans were sponsored by members of the Company’s controlled group:

1.	CHS/Community Health Systems, Inc. Retirement Income Plan

Contributing Sponsor: CHS/Community Health Systems, Inc.

EIN: 76-0137985

PN: 003

2.	Watsonville Community Hospital Cash Balance Pension Plan

Contributing Sponsor: Watsonville Hospital Corporation

EIN: 91-1894113

PN: 007

The Watsonville Community Hospital Cash Balance Pension Plan continues to be sponsored by Watsonville Hospital Corporation, which is a member of the QHC controlled group.

QHC Controlled Group

Alfaro, Ltd.	Knox Clinic Corp.
Ambulance Services of Forrest City, LLC	Lexington Clinic Corp.
Ambulance Services of Lexington, Inc.	Lexington Family Physicians, LLC
Ambulance Services of McKenzie, Inc.	Lexington Hospital Corporation
Ambulance Services of Tooele, LLC	Lindenhurst Illinois Hospital Company, LLC
Anna Clinic Corp.	Lindenhurst Surgery Center, LLC
Anna Hospital Corporation	Lock Haven Clinic Company, LLC
Augusta Health System, LLC	Marion Hospital Corporation
Augusta Hospital, LLC	Massillon Community Health System LLC
Augusta Physician Services, LLC	Massillon Health System LLC
Barrow Health Ventures, Inc.	Massillon Holdings, LLC

Barstow Healthcare Management, Inc.	Massillon Physician Services, LLC
Barstow Primary Care Clinic	McKenzie Clinic Corp.
Big Bend Hospital Corporation	McKenzie Physician Services, LLC
Big Spring Hospital Corporation	McKenzie Tennessee Hospital Company, LLC
Blue Island Clinic Company, LLC	McKenzie-Willamette Regional Medical Center Associates, LLC
Blue Island HBP Medical Group, LLC	Memorial Management, Inc.
Blue Island Hospital Company, LLC	Mesa View Physical Rehabilitation, LLC
Blue Island Illinois Holdings, LLC	Mesa View PT, LLC
Blue Ridge Georgia Holdings, LLC	Mesquite Clinic Management Company, LLC
Blue Ridge Georgia Hospital Company, LLC	MMC of Nevada, LLC
Central Alabama Physician Services, Inc.	Monroe County Surgical Center, LLC
Centre Clinic Corp.	Monroe Diagnostic Testing Centers, LLC
Centre HBP Services, LLC	Monroe HMA Physician Management, LLC
Centre Hospital Corporation	Monroe HMA, LLC
Centre RHC Corp.	MWMC Holdings, LLC
CHS Utah Holdings, LLC	National Healthcare of Mt. Vernon, Inc.
Clinton Hospital Corporation	National Imaging of Carterville, LLC
Coastal Health Partners	National Imaging of Mount Vernon, LLC
Cottage Rehabilitation and Sports Medicine, L.L.C.	OHANI, LLC
Crossroads Physician Corp.	Paintsville HMA Physician Management, LLC
CSRA Holdings, LLC	Paintsville Hospital Company, LLC
Deming Clinic Corporation	Phillips Clinic Corp.
Deming Hospital Corporation	Phillips Hospital Corporation
Deming Nursing Home Company, LLC	QHC California Holdings, LLC
DHSC, LLC	QHCCS, LLC
Doctors Hospital Physician Services, LLC	QHC HIM Shared Services, LLC
Edwardsville Ambulatory Surgery Center, L.L.C.	QHG of Massillon, Inc.
Evanston Clinic Corp.	QHR Development, LLC
Evanston Hospital Corporation	QHR Healthcare Affiliates, LLC
Fannin Regional Orthopaedic Center, Inc.	QHR Intensive Resources, LLC
Forrest City Arkansas Hospital Company, LLC	QHR International, LLC
Forrest City Clinic Company, LLC	Quorum Health Corporation
Forrest City Hospital Corporation	Quorum Health Investment Company, LLC
Fort Payne Clinic Corp.	Quorum Health Resources, LLC
Fort Payne Hospital Corporation	Quorum Purchasing Advantage, LLC
Fort Payne RHC Corp.	Quorum Solutions, LLC
Galesburg Hospital Corporation	Red Bud Clinic Corp.
Galesburg Professional Services, LLC	Red Bud Hospital Corporation
Gateway Malpractice Assistance Fund, Inc.	Red Bud Illinois Hospital Company, LLC
Georgia HMA Physician Management, LLC	Red Bud Physician Group, LLC
Granite City ASC Investment Company, LLC	Red Bud Regional Clinic Company, LLC
Granite City Clinic Corp	River to River Heart Group, LLC
Granite City HBP Corp	San Miguel Clinic Corp.
Granite City Hospital Corporation	San Miguel Hospital Corporation
Granite City Illinois Hospital Company, LLC	SMMC Medical Group
Granite City Orthopedic Physicians Company, LLC	Southern Illinois Medical Care Associates, LLC
Granite City Physicians Corp.	Springfield Oregon Holdings, LLC
Greenville Clinic Corp.	Sunbury Clinic Company, LLC
Greenville Hospital Corporation	Sunbury Hospital Company, LLC
Hamlet H.M.A., LLC	Three Rivers Medical Clinics, Inc.
Hamlet HMA Physician Management, LLC	Tooele Clinic Corp.
Hamlet HMA PPM, LLC	Tooele Hospital Corporation

Haven Clinton Medical Associates, LLC	Triad of Oregon, LLC
Heartland Rural Healthcare, LLC	Watsonville Healthcare Management, LLC
Hidden Valley Medical Center, Inc.	Watsonville Hospital Corporation
HMA Foundation, Inc.	Waukegan Clinic Corp.
Hospital of Barstow, Inc.	Waukegan Hospital Corporation
Hospital of Louisa, Inc.	Waukegan Illinois Hospital Company, LLC
In-Home Medical Equipment Supplies and Services, Inc.	Western Illinois Kidney Center, LLC
Jackson Hospital Corporation	Williamston Clinic Corp.
Jackson Physician Corp.	Williamston HBP Services, LLC
Kentucky River HBP, LLC	Williamston Hospital Corporation
Kentucky River Physician Corporation	Winder HMA, LLC
King City Physician Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2016	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director
(principal financial officer)